Exhibit 99.1

View, Inc. and CF Acquisition Corp. II Announce Closing of

Business Combination

View to trade on the NASDAQ Stock Market under the ticker “VIEW”

Milpitas, CA – March 8, 2021: View, Inc. (“View”), a Silicon Valley-based smart window company, announced today that it has completed its business combination with CF Finance Acquisition Corp. II (Nasdaq: CFII) (“CF II”), a special purpose acquisition company sponsored by Cantor Fitzgerald, L.P. (“Cantor Fitzgerald”). The Business Combination was approved by CF II stockholders in a special meeting held on March 5, 2021. Beginning on March 9, 2021, View shares will trade on the Nasdaq Stock Market under the ticker symbol “VIEW” and its warrants will trade on the Nasdaq Stock Market under the ticker symbol “VIEWW”.

View is the market leader in next-generation smart windows that use artificial intelligence to automatically tint the glass to optimize natural light while controlling heat and glare to enhance mental and physical well-being of occupants. View creates smart, connected buildings which reduce energy consumption and greenhouse gas (GHG) emissions by blocking more than 90% of solar radiation from entering buildings. Every View installation also includes a smart building platform that consists of power, network, and communication infrastructure and is upgradeable over-the-air to enable new capabilities and performance improvements over the lifetime of the building.

View serves diverse real estate segments and is already designed into 75 million square feet of buildings including corporate offices, hospitals, airports, educational institutions, multi-family residences and hotels. With deep expertise and over 1,000 patent filings in material science, semiconductors, software and artificial intelligence, and a manufacturing footprint of over 1 million square feet, the company is poised for rapid growth while continuing its technology leadership.

Advisors

Goldman Sachs & Co. LLC acted as an exclusive financial advisor to View. Skadden, Arps, Slate, Meagher & Flom LLP acted as a legal advisor to View. Cantor Fitzgerald & Co. acted as a financial and capital markets advisor to CF II. Hughes Hubbard & Reed LLP and Ellenoff Grossman & Schole LLP acted as legal advisors to CF II. Cantor Fitzgerald & Co. and Goldman Sachs & Co. LLC served as placement agents for the private placement.

About View

View is a technology company and the market leader in smart windows. View Smart Windows use artificial intelligence to automatically adjust in response to the sun and increase access to natural light, to improve people’s health and experience in buildings, while simultaneously reducing energy consumption to mitigate the effects of climate change. Every View installation also includes a smart building platform that consists of power, network, and communication infrastructure. For more information, please visit: www.view.com

About CF Finance Acquisition Corp. II

CF Finance Acquisition Corp. II was a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. CF Finance Acquisition Corp. II was led by Chairman and Chief Executive Officer Howard W. Lutnick.

About Cantor Fitzgerald

Cantor Fitzgerald, with over 12,000 employees, is a leading global financial services group at the forefront of financial and technological innovation and has been a proven and resilient leader for over 75 years. Cantor Fitzgerald & Co. is a preeminent investment bank serving more than 5,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, SPAC underwriting and PIPE placements, prime brokerage, and commercial real estate and for its global distribution platform. Cantor Fitzgerald & Co. is one of the 24 primary dealers authorized to transact business with the Federal Reserve Bank of New York. Cantor Fitzgerald is a leading SPAC sponsor, having completed multiple initial public offerings and announced multiple business combinations through its CF Acquisition platform. For more information, please visit: www.cantor.com.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CF II and View. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the effect of the announcement of the transaction on View’s business relationships, operating results, and business generally, (ii) risks that the transaction disrupt current plans and operations of View and potential difficulties in View employee retention as a result of the transaction, (iii) the outcome of any legal proceedings that may be instituted against View or against CF II related to the merger agreement or the transaction, (iv) the ability to maintain the listing of View stock on the Nasdaq Stock Market, (v) volatility in the price of View’s securities, (vi) changes in competitive and regulated industries in which View operates, variations in operating performance across competitors, changes in laws and regulations affecting View’s business and changes in the combined capital structure, (vii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities, (viii) the potential inability of View to increase its manufacturing capacity or to achieve efficiencies regarding its manufacturing process or other costs, (ix) the enforceability of View’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (x) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which View operates, and (xi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement that includes a proxy statement/prospectus on Form S-4, and other documents filed by CF II or that will be filed by View from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements, and View and CF II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither View nor CF II gives any assurance that either View or CF II will achieve its expectations.

Contacts:

For Investors:

Samuel Meehan

IR@View.com

408-493-1358

View Media Contact:

Michael Kellner

Treble

415-425-4773

view@treblepr.com

Cantor Fitzgerald:

Karen Laureano-Rikardsen

klrikardsen@cantor.com

212-829-4975